Exhibit 4.2

HSBC HOLDINGS PLC,

as Issuer

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

as Trustee

HSBC BANK USA, NATIONAL ASSOCIATION,

as Paying Agent, Authenticating Agent, Issuing Agent and Registrar

SUPPLEMENTAL INDENTURE

Dated as of September 16, 2022

To the Indenture, dated as of December 10, 2002, between the Issuer and the Trustee

$96,878,000 7.35% Subordinated Notes Due 2032

$223,151,000 7.625% Subordinated Notes Due 2032

$569,189,000 6.5% Subordinated Notes Due 2036

$985,360,000 6.5% Subordinated Notes Due 2037

$538,705,000 6.8% Subordinated Notes Due 2038

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TABLE OF CONTENTS

(continued)

EXHIBIT A – Form of 7.35% 2032 Global Security

EXHIBIT B – Form of 7.625% 2032 Global Security

EXHIBIT C – Form of 6.5% 2036 Global Security

EXHIBIT D – Form of 6.5% 2037 Global Security

EXHIBIT E – Form of 6.8% 2038 Global Security

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SUPPLEMENTAL INDENTURE, dated as of September 16, 2022 (this “Supplemental Indenture”), by and among HSBC Holdings plc, a public limited company duly organized and existing under the laws of England and Wales (the “Company”), having its principal office at 8 Canada Square, London E14 5HQ, England, The Bank of New York Mellon, London Branch, a New York banking corporation, as trustee (the “Trustee”), having its principal corporate trust office, on the date hereof, at One Canada Square, Canary Wharf, London E14 5AL, United Kingdom and, effective as of September 30, 2022, at 160 Queen Victoria Street, London, EC4V 4LA, United Kingdom, and HSBC Bank USA, National Association, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar (together, the “Agent”), having its principal office at 452 Fifth Avenue, New York, New York 10018.

W I T N E S S E T H:

WHEREAS, the Company and the Trustee have executed and delivered an Indenture dated as of December 10, 2002 (as amended or supplemented from time to time, the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), to provide for the issuance of the Company’s Debt Securities;

WHEREAS, Section 9.01(4) of the Base Indenture provides that the Company and the Trustee may enter into a supplemental indenture to change or eliminate any of the provisions of the Base Indenture that shall be effective only with respect to any series of Debt Securities created subsequent to the execution of such supplemental indenture;

WHEREAS, Section 9.01(5) of the Base Indenture provides that the Company and the Trustee may enter into a supplemental indenture to establish the forms or terms of the Debt Securities of any series without the consent of the Holders as permitted under Sections 2.01 and 3.01 of the Base Indenture;

WHEREAS, the Company desires to amend and supplement certain provisions of the Base Indenture to apply to the Notes (as defined below);

WHEREAS, the Company has offered to exchange any and all existing 7.35% Subordinated Notes Due 2032 (the “Original 7.35% Notes due 2032”), 7.625% Subordinated Notes Due 2032 (the “Original 7.625% Notes due 2032”), 6.5% Subordinated Notes Due 2036 (the “Original Notes due 2036”), 6.5% Subordinated Notes Due 2037 (the “Original Notes due 2037”) and 6.8% Subordinated Notes Due 2038 (the “Original Notes due 2038” and, together with the Original 7.35% Notes due 2032, the Original 7.625% Notes due 2032, the Original Notes due 2036 and the Original Notes due 2037, the “Original Notes”) for new notes of corresponding series to be issued by the Company under the Indenture (respectively, the “Exchange 7.35% Notes due 2032,” the “Exchange 7.625% Notes due 2032,” the “Exchange Notes due 2036,” the “Exchange Notes due 2037” and the “Exchange Notes due 2038” and, collectively, the “Notes”) in an exchange offer (the “Exchange Offer”).

WHEREAS, the Company, upon completion of the Exchange Offer, will issue the Notes to tendering holders of the Original Notes in exchange for the Original Notes in accordance with the terms of the Exchange Offer;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and binding instrument in accordance with the terms of the Base Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and the equal and ratable benefit of the Holders.

ARTICLE 1

DEFINITIONS

SECTION 1.01.    Definition of Terms. For all purposes of this Supplemental Indenture:

(a)    capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(b)    all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)    the singular includes the plural and vice versa;

(d)    the use of “or” is not intended to be exclusive unless expressly indicated otherwise;

(e)    the section headings herein are for convenience only and shall not affect the construction of this Supplemental Indenture;

(f)    wherever the words “include,” “includes” or “including” are used in this Supplemental Indenture, they shall be deemed to be followed by the words “without limitation”;

(g)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(h)    the references herein to a specific Section, Article or Exhibit refer to Sections or Articles of, or an Exhibit to, this Supplemental Indenture, unless otherwise specified.

SECTION 1.02.    Supplemental Definitions. The following definitions shall apply to the Notes only:

(a)    “Additional Amounts” has the meaning set forth in Section 3.04;

(b)    “Agent” has the meaning set forth in the introduction to this Supplemental Indenture;

(c)    “Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Notes. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority;

(d)    “Applicable Currency” means Dollars;

(e)    “Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Company or to the Company and any of its holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time;

(f)    “Banking Act” means the UK Banking Act 2009, as amended;

(g)    “Base Indenture” has the meaning set forth in the recitals to this Supplemental Indenture;

(h)    “Company” has the meaning set forth in the introduction to this Supplemental Indenture;

(i)    “EUWA” means the European Union (Withdrawal) Act 2018, as amended;

(j)    “Exchange 7.35% Notes due 2032” has the meaning set forth in the recitals to this Supplemental Indenture;

(k)    “Exchange 7.35% Notes due 2032 Interest Payment Date” means May 27 and November 27 of each year, beginning on November 27, 2022;

(l)    “Exchange 7.35% Notes due 2032 Maturity Date” has the meaning set forth in Section 2.01(a)(iii);

(m)    “Exchange 7.35% Notes due 2032 Regular Record Date” has the meaning set forth in Section 2.01(a)(vi);

(n)    “Exchange 7.625% Notes due 2032” has the meaning set forth in the recitals to this Supplemental Indenture;

(o)    “Exchange 7.625% Notes due 2032 Interest Payment Date” means May 17 and November 17 of each year, beginning on November 17, 2022;

(p)    “Exchange 7.625% Notes due 2032 Maturity Date” has the meaning set forth in Section 2.01(b)(iii);

(q)    “Exchange 7.625% Notes due 2032 Regular Record Date” has the meaning set forth in Section 2.01(b)(vi);

(r)    “Exchange Notes due 2036” has the meaning set forth in the recitals to this Supplemental Indenture;

(s)    “Exchange Notes due 2036 Interest Payment Date” means May 2 and November 2 of each year, beginning on November 2, 2022;

(t)    “Exchange Notes due 2036 Maturity Date” has the meaning set forth in Section 2.01(c)(iii);

(u)    “Exchange Notes due 2036 Regular Record Date” has the meaning set forth in Section 2.01(c)(vi);

(v)    “Exchange Notes due 2037” has the meaning set forth in the recitals to this Supplemental Indenture;

(w)    “Exchange Notes due 2037 Interest Payment Date” means March 15 and September 15 of each year, beginning on March 15, 2023;

(x)    “Exchange Notes due 2037 Maturity Date” has the meaning set forth in Section 2.01(d)(iii);

(y)    “Exchange Notes due 2037 Regular Record Date” has the meaning set forth in Section 2.01(d)(vi);

(z)    “Exchange Notes due 2038” has the meaning set forth in the recitals to this Supplemental Indenture;

(aa)    “Exchange Notes due 2038 Interest Payment Date” means June 1 and December 1 of each year, beginning on December 1, 2022;

(bb)    “Exchange Notes due 2038 Maturity Date” has the meaning set forth in Section 2.01(e)(iii);

(cc)    “Exchange Notes due 2038 Regular Record Date” has the meaning set forth in Section 2.01(e)(vi);

(dd)    “Exchange Offer” has the meaning set forth in the recitals to this Supplemental Indenture;

(ee)    “Indenture” has the meaning set forth in the recitals to this Supplemental Indenture;

(ff)    “Interest Payment Date” means any of an Exchange 7.35% Notes due 2032 Interest Payment Date, an Exchange 7.625% Notes due 2032 Interest Payment Date, an Exchange Notes due 2036 Interest Payment Date, an Exchange Notes due 2037 Interest Payment Date or an Exchange Notes due 2038 Interest Payment Date, as applicable;

(gg)    “Issue Date” has the meaning set forth in Section 2.02(a) of Article 2 of this Supplemental Indenture;

(hh)    “Maturity Date” means any of the Exchange 7.35% Notes due 2032 Maturity Date, Exchange 7.625% Notes due 2032 Maturity Date, Exchange Notes due 2036 Maturity Date, Exchange Notes due 2037 Maturity Date or the Exchange Notes due 2038 Maturity Date, as applicable;

(ii)    “Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(jj)    “Original 7.35% Notes due 2032” has the meaning set forth in the recitals to this Supplemental Indenture;

(kk)    “Original 7.625% Notes due 2032” has the meaning set forth in the recitals to this Supplemental Indenture;

(ll)    “Original Notes” has the meaning set forth in the recitals to this Supplemental Indenture;

(mm)    “Original Notes due 2037” has the meaning set forth in the recitals to this Supplemental Indenture;

(nn)    “Original Notes due 2038” has the meaning set forth in the recitals to this Supplemental Indenture;

(oo)    “PRA” means the UK Prudential Regulation Authority or any successor entity;

(pp)    “Regular Record Date” means any of the Exchange 7.35% Notes due 2032 Regular Record Date, Exchange 7.625% Notes due 2032 Regular Record Date, Exchange Notes due 2036 Regular Record Date, Exchange Notes due 2037 Regular Record Date or Exchange Notes due 2038 Regular Record Date, as applicable;

(qq)    “Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Company;

(rr)    “Relevant Supervisory Consent” means, in relation to any redemption or repurchase of the Notes, any required permission of the Relevant Regulator applicable to the Company. For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the relevant Notes qualify as part of the Company’s regulatory capital pursuant to the Applicable Rules, (ii) the relevant Notes are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission or (iii) the relevant Notes are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission;

(ss)    “Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail-in Power;

(tt)    “Tax Event Redemption” has the meaning set forth in Section 3.01(a);

(uu)    “Trustee” has the meaning set forth in the introduction to this Supplemental Indenture;

(vv)    “UK Bail-in Legislation” means Part I of the Banking Act and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings);

(ww)    “UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability; and

(xx)    “UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as it forms part of domestic law in the UK by virtue of the EUWA.

ARTICLE 2

THE NOTES

SECTION 2.01.    Terms Relating to Principal, Interest and Denomination on Each Series of Notes.

(a)    The following terms relating to principal, interest and denomination of the Exchange 7.35% Notes due 2032 are hereby established:

(i)    The title of the Exchange 7.35% Notes due 2032 shall be “7.35% Subordinated Notes Due 2032”;

(ii)    The aggregate principal amount of the Exchange 7.35% Notes due 2032 that may be authenticated and delivered under the Indenture shall be $96,878,000;

(iii)    The principal on the Exchange 7.35% Notes due 2032 shall be payable on November 27, 2032 (the “Exchange 7.35% Notes due 2032 Maturity Date”);

(iv)    Interest on the Exchange 7.35% Notes due 2032 shall be payable from (and including) May 27, 2022 to (but excluding) November 27, 2032 at the rate of 7.35% per annum, semi-annually in arrear on each Exchange 7.35% Notes due 2032 Interest Payment Date;

(v)    The Exchange 7.35% Notes due 2032 shall be issued only in denominations of $200,000 and integral multiples of $1,000 in excess thereof; and

(vi)    The regular record date for the Exchange 7.35% Notes due 2032 shall be, with respect to any Interest Payment Date, the immediately preceding May 12 and November 12 of each year, as applicable (the “Exchange 7.35% Notes due 2032 Regular Record Date”).

(b)    The following terms relating to principal, interest and denomination of the Exchange 7.625% Notes due 2032 are hereby established:

(i)    The title of the Exchange 7.35% Notes due 2032 shall be “7.625% Subordinated Notes Due 2032”;

(ii)    The aggregate principal amount of the Exchange 7.625% Notes due 2032 that may be authenticated and delivered under the Indenture shall be $223,151,000;

(iii)    The principal on the Exchange 7.625% Notes due 2032 shall be payable on May 17, 2032 (the “Exchange 7.625% Notes due 2032 Maturity Date”);

(iv)    Interest on the Exchange 7.625 % Notes due 2032 shall be payable from (and including) May 17, 2022 to (but excluding) May 17, 2032 at the rate of 7.625% per annum, semi-annually in arrear on each Exchange 7.625% Notes due 2032 Interest Payment Date;

(v)    The Exchange 7.625% Notes due 2032 shall be issued only in denominations of $200,000 and integral multiples of $1,000 in excess thereof; and

(vi)    The regular record date for the Exchange 7.625% Notes due 2032 shall be, with respect to any Interest Payment Date, the immediately preceding May 2 and November 2 of each year, as applicable (the “Exchange 7.625% Notes due 2032 Regular Record Date”).

(c)    The following terms relating to principal, interest and denomination of the Exchange Notes due 2036 are hereby established:

(i)    The title of the Exchange Notes due 2036 shall be “6.5% Subordinated Notes Due 2036”;

(ii)    The aggregate principal amount of the Exchange Notes due 2036 that may be authenticated and delivered under the Indenture shall be $569,189,000;

(iii)    The principal on the Exchange Notes due 2036 shall be payable on May 2, 2036 (the “Exchange Notes due 2036 Maturity Date”);

(iv)    Interest on the Exchange Notes due 2036 shall be payable from (and including) May 2, 2022 to (but excluding) May 2, 2036 at the rate of 6.5% per annum, semi-annually in arrear on each Exchange Notes due 2036 Interest Payment Date;

(v)    The Exchange Notes due 2036 shall be issued only in denominations of $100,000 and integral multiples of $1,000 in excess thereof; and

(vi)    The regular record date for the Exchange Notes due 2036 shall be, with respect to any Interest Payment Date, the immediately preceding April 15 and October 15 of each year, as applicable (the “Exchange Notes due 2036 Regular Record Date”).

(d)    The following terms relating to principal, interest and denomination of the Exchange Notes due 2037 are hereby established:

(i)    The title of the Exchange Notes due 2037 shall be “6.5% Subordinated Notes Due 2037”;

(ii)    The aggregate principal amount of the Exchange Notes due 2037 that may be authenticated and delivered under the Indenture shall be $985,360,000;

(iii)    The principal on the Exchange Notes due 2037 shall be payable on September 15, 2037 (the “Exchange Notes due 2037 Maturity Date”);

(iv)    Interest on the Exchange Notes due 2037 shall be payable from (and including) September 15, 2022 to (but excluding) September 15, 2037 at the rate of 6.5% per annum, semi-annually in arrear on each Exchange Notes due 2037 Interest Payment Date;

(v)    The Exchange Notes due 2037 shall be issued only in denominations of $100,000 and integral multiples of $1,000 in excess thereof; and

(vi)    The regular record date for the Exchange Notes due 2037 shall be, with respect to any Interest Payment Date, the 1st Business Day preceding the relevant Interest Payment Date (the “Exchange Notes due 2037 Regular Record Date”).

(e)    The following terms relating to principal, interest and denomination of the Exchange Notes due 2038 are hereby established:

(i)    The title of the Exchange Notes due 2038 shall be “6.8% Subordinated Notes Due 2038”;

(ii)    The aggregate principal amount of the Exchange Notes due 2038 that may be authenticated and delivered under the Indenture shall be $538,705,000;

(iii)    The principal on the Exchange Notes due 2038 shall be payable on June 1, 2038 (the “Exchange Notes due 2038 Maturity Date”);

(iv)    Interest on the Exchange Notes due 2038 shall be payable from (and including) June 1, 2022 to (but excluding) June 1, 2038 at the rate of 6.8% per annum, semi-annually in arrear on each Exchange Notes due 2038 Interest Payment Date;

(v)    The Exchange Notes due 2038 shall be issued only in denominations of $100,000 and integral multiples of $1,000 in excess thereof; and

(vi)    The regular record date for the Exchange Notes due 2038 shall be, with respect to any Interest Payment Date, the 15th calendar day preceding the relevant Interest Payment Date, whether or not a Business Day (the “Exchange Notes due 2038 Regular Record Date”).

SECTION 2.02.    General Terms Applicable to All Notes

The following terms relating to each series of Notes are hereby established:

(a)    The Notes shall be issued on September 16, 2022 (the “Issue Date”);

(b)    Principal of, and any interest on, the Notes shall be paid to the Holder through the Agent in its capacity as Paying Agent, having offices in New York City, New York;

(c)    Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months;

(d)    Interest will accrue to (but excluding) the next Interest Payment Date or the date the amount due with respect to the principal has been paid or duly made available for payment, except as described in Section 2.02(e) below;

(e)    If any scheduled Interest Payment Date, Maturity Date or date of redemption or repurchase of the Notes is not a Business Day, such Interest Payment Date, Maturity Date or date of redemption or repurchase will be postponed to the next day that is a Business Day, but interest on that payment will not accrue during the period from (and including) the scheduled Interest Payment Date, Maturity Date or date of redemption or repurchase of the Notes, as applicable.

(f)    The Notes shall not be redeemable except as provided in Article Eleven of the Base Indenture, as amended by Section 3.01 and Section 3.02 of this Supplemental Indenture. The Notes shall not be redeemable at the option of the Holders at any time;

(g)    The Notes are not issued as Discount Debt Securities or as Indexed Securities and payment obligations under the Notes are not subject to a solvency condition that the Company is able to make such payment and remain able to pay its debts as they fall due and that its assets continue to exceed its liabilities (other than subordinated liabilities);

(h)    The Company shall have no obligation to redeem or repurchase the Notes pursuant to any sinking fund or analogous provision;

(i)    The Notes shall be denominated in the Applicable Currency;

(j)    The payment of principal of, and interest on, the Notes shall be payable only in the coin or currency in which the Notes are denominated which, pursuant to Section 2.02(i) above, shall be in the Applicable Currency;

(k)    The Notes shall not be converted into or exchanged at the option of the Company or otherwise for stock or other securities of the Company pursuant to Article Thirteen of the Base Indenture;

(l)    No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise;

(m)    Each series of Notes shall be issued in the form of one or more global securities in registered form, without coupons attached, and the initial Holder with respect to each such global security shall be Cede & Co., as nominee of DTC;

(n)    Except in limited circumstances, the Notes will not be issued in definitive form;

(o)    The Notes shall be evidenced by one or more global securities in registered form substantially in the form of Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E as applicable; and

(p)    To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Notes, by their acceptance of the Notes, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ARTICLE 3

AMENDMENTS TO THE BASE INDENTURE APPLICABLE TO THE NOTES ONLY

SECTION 3.01.    Optional Redemption in the Event of Change in Tax Treatment.

(a)    With respect to the Notes only, Article Eleven of the Base Indenture is amended by amending and restating Section 11.08 in its entirety, which shall read as follows:

Section 11.08.    Optional Redemption in the Event of Change in Tax Treatment. In addition to any redemption provisions that may be specified pursuant to Section 3.01 for the Debt Securities of any series, the Debt Securities are redeemable, as a whole but not in part, at the option of the Company, on not less than 30 nor more than 60 days’ notice, at any time at a

Redemption Price equal to the principal amount thereof (or premium, if any), together with accrued but unpaid interest, if any, in respect of such Debt Securities to the date fixed for redemption (a “Tax Event Redemption”) if, at any time, the Company shall determine that (a) in making payment under such Debt Securities in respect of principal (or premium, if any), interest or missed payment it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities of such series or (b) the payment of interest in respect of such Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities of such series; provided, however, that, in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay such Additional Amounts, were a payment in respect of such Debt Securities then due.

SECTION 3.02.    Applicability of Article. With respect to the Notes only, Article Eleven of the Base Indenture is amended by amending and restating Section 11.01 in its entirety, which shall read as follows:

Section 11.01.    Applicability of Article. Debt Securities of any series that are redeemable before their Stated Maturity, if any, shall be redeemable in accordance with their terms and, except as otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of such series, in accordance with this Article. Notwithstanding anything to the contrary in the Indenture or the Notes, the Company may only redeem or repurchase the Notes prior to the Maturity Date pursuant to this Article Eleven (i) if the Company has obtained the Relevant Supervisory Consent, (ii) prior to the fifth anniversary of the Issue Date, if the Applicable Rules so oblige, the Company has demonstrated to the satisfaction of the Relevant Regulator that (x) pursuant to a Tax Event Redemption, the relevant tax event is a change in the applicable tax treatment of the Notes which is material and was not reasonably foreseeable on the Issue Date or (y) the Company has (or will have), before or at the same time as such redemption or repurchase, replaced the Notes with own funds instruments of equal or higher quality at terms that are sustainable for the Company’s income capacity, and the Relevant Regulator has permitted such action on the basis of the determination that it would be beneficial from a prudential point of view and justified by exceptional circumstances, and/or (iii) the Company has complied with any alternative or additional pre-conditions to redemption or repurchase, as applicable, set out in the Applicable Rules.

SECTION 3.03.    FATCA. With respect to the Notes only, Article One of the Base Indenture is amended by adding Section 1.16, which shall read as follows:

Section 1.16. FATCA. All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to Section 10.04. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction (collectively, “FATCA”).

SECTION 3.04.    Additional Amounts. With respect to the Notes only, Article Ten of the Base Indenture is amended by amending and restating Section 10.04 in its entirety, which shall read as follows:

Section 10.04. Payment of Additional Amounts.

(a)    Unless otherwise specified as contemplated by Section 3.01, all payments made under or with respect to Debt Securities of any series shall be paid by the Company, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Company shall pay such additional amounts in respect of payments of interest only (and not principal) on such Debt Securities (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of such Debt Securities in the absence of such deduction or withholding, provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which:

(i) would not be payable or due but for the fact that the Holder or the beneficial owner of the Debt Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of interest payments on, or the enforcement of, any Debt Security;

(ii) would not be payable or due but for the fact that the certificate representing the relevant Debt Securities (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period;

(iii) would not have been imposed if presentation for payment of the certificate representing the relevant Debt Securities had been made to a paying agent other than the paying agent to which the presentation was made;

(iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(v) is imposed because of the failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request from the Company addressed to the Holder or the beneficial owner, including a written request from the Company related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge;

(vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or

(vii) is imposed in respect of any combination of the above items.

For the avoidance of doubt, all payments in respect of the Debt Securities of any series shall be made subject to any withholding or deduction required pursuant to FATCA, and the Company shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Indenture there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security of any series or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

SECTION 3.05.    Execution, Authentication, Delivery and Dating. With respect to the Notes only, Section 3.03 of the Base Indenture is amended by adding Section 3.03(g), which shall read as follows:

The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Indenture, the Debt Securities or in any other certificate, agreement or document related to this Indenture or the offering and sale of the Debt Securities shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation,

DocuSign and AdobeSign or any other electronic process or digital signature provider as specified in writing to the Trustee and agreed to by the Trustee in its sole discretion ). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act. Each party agrees that this Indenture, the Debt Securities and any other documents to be delivered in connection herewith may be electronically or digitally signed using DocuSign (or any other electronic process or digital signature provider as specified in writing to the Trustee and agreed to by the Trustee in its sole discretion), and that any such electronic or digital signatures appearing on this Indenture, the Debt Securities or such other documents are the same as manual signatures for the purposes of validity, enforceability and admissibility. The Company agrees to assume all risks arising out of the use of electronic or digital signatures and electronic methods to submit any communications to Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

SECTION 3.06.    Unconditional Right of Holders to Receive Principal, Premium and Interest, if any. With respect to the Notes only, Article Five of the Base Indenture is amended by amending and restating Section 5.08 in its entirety, which shall read as follows:

Section 5.08. Unconditional Right of Holders to Receive Any Principal, Premium and Interest. To the extent required by the Trust Indenture Act, and subject to any subordination and/or other provisions applicable to the Debt Securities pursuant to Section 3.01 hereof, but otherwise notwithstanding any other provision in this Indenture, any Holder shall have the right to receive payment of any principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Debt Security on the respective Stated Maturities, if any, as expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 3.07.    Default; Collection of Indebtedness and Suits for Enforcement by Trustee. With respect to the Notes only, Article Five of the Base Indenture is amended by amending and restating Section 5.03 in its entirety, which shall read as follows:

Section 5.03. Default; Collection of Indebtedness and Suits for Enforcement by Trustee. Unless otherwise provided and contemplated pursuant to Section 3.01 with respect to the Debt Securities of any series, “Default”, wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)    the Company fails to pay any interest upon any Debt Security or any related Coupon and such default continues for 14 days; or

(2)    the Company fails to pay the principal of (or premium, if any, on) any Debt Security of any series at its Maturity and such failure is continued for seven days;

If a Default occurs, the Trustee may, to enforce the obligations of the Company, institute proceedings in England (but not elsewhere) for the winding up of the Company, provided that the Trustee may not, upon the occurrence of a Default, unless an Event of Default has occurred and is continuing, accelerate the Maturity of any of the Outstanding Debt Securities.

Notwithstanding the foregoing, failure to make any payment in respect of the Debt Securities shall not be a Default in respect of such Debt Securities if such payment is withheld or refused, (i) in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given with respect to validity or applicability of such law, regulation or order at any time during said period of 14 days (in the case of payments under Clause (1) above) or seven days (in the case of payments under Clause (2) above) by independent legal advisers acceptable to the Trustee, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an opinion of counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and such payment shall become due and payable on the expiration of 14 Business Days (in the case of payments under Clause (1) above) or seven Business Days (in the case of payments under Clause (2) above) after the Trustee gives written notice to the Company informing it of such resolution.

SECTION 3.08.    Compensation and Reimbursement. With respect to the Notes only, Article Six of the Base Indenture is amended by amending and restating Section 6.07 in its entirety, which shall read as follows:

Section 6.07. Compensation and Reimbursement.

(a)    The Company agrees:

(1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

(3) to indemnify each of the Trustee and any predecessor Trustee and their agents for, and to hold it harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of any principal (and premium, if any) or interest in respect of any Debt Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or similar law.

(b)    To the extent that (x) the Company’s obligations to reimburse and indemnify the Trustee (and each Agent, custodian and other Person employed to act under the Indenture) pursuant to this Section 6.07 (or any other agreement entered into in connection with the Debt Securities) are liabilities under the Banking Act that are not excluded liabilities or otherwise excluded from bail-in by legislation, rule, regulation or regulatory technical standard or any other exemption therefrom or amendment thereto and (y) the Relevant UK Resolution Authority has exercised any UK Bail-in Power in whole or in part with respect to such liabilities, notwithstanding any other term of the Indenture or any Debt Security or any other agreements, arrangements or understandings between the Company and the Trustee (and each Agent, custodian and other Person employed to act under the Indenture), the Trustee (and each Agent, custodian and other Person employed to act under the Indenture) acknowledge, agree to be bound by and consent to the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority in relation to the obligations of the Company to the Trustee (and each Agent, custodian and other Person employed to act under the Indenture) under this Section 6.07 (or any other agreement entered into in connection with the Debt Securities).

To the extent that the Company’s obligations to reimburse and indemnify the Trustee are liabilities of the type listed in section 48B(7A) of the Banking Act or in any other exemption or amendment thereto, the Company’s obligations to reimburse and indemnify the Trustee in accordance with this Section 6.07 shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

(c)    For the avoidance of doubt, any and all amounts due and owing to the Trustee under any provision of the Indenture shall be payable within six (6) days of the date specified for payment or where no date is specified, the date on which the Trustee demands payment in accordance with the applicable provision of the Indenture.

(d)    Other than in circumstances where the Relevant UK Resolution Authority has exercised the UK Bail-in Power, in whole or in part with respect to the Debt Securities, the accrued obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee for expenses, losses, claims damages, liabilities, disbursements and advances shall survive the termination, satisfaction and discharge of the Indenture, including any termination under any applicable bankruptcy or similar law or the removal or resignation of the Trustee.

(e)    It is the Parties’ intention that the Company’s obligations to indemnify the Trustee in accordance with this Section 6.07 shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

ARTICLE 4

UK BAIL-IN POWER

SECTION 4.01.    Agreement with Respect to the Exercise of the UK Bail-in Power. By its acquisition of the Notes of any series, each Holder (which, for these purposes, includes each beneficial owner of the Notes):

(a)    acknowledges, accepts, consents and agrees, notwithstanding any other term of the Notes, the Indenture or any other agreements, arrangements or understandings between the Company and any Holder, to be bound by: (x) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority in relation to such series of Notes that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Company’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of such series of Notes or the Indenture; (iii) the cancellation of such series of Notes; and/or (iv) the amendment or alteration of the Maturity Date of such series of Notes or amendment of the amount of interest payable on such series of Notes, or the Interest Payment Dates, including by suspending payment for a temporary period; and (y) the variation of the terms of such series of Notes or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority; and

(b)    consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to such series of Notes.

SECTION 4.02.    Duties of the Trustee upon Exercise of the UK Bail-in Power. By its acquisition of the Notes, each Holder (which, for these purposes, includes each beneficial owner of the Notes):

(a)    acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Notes shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(b)    to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Notes of any series or (ii) the limited remedies available under the Base Indenture or this Supplemental Indenture for a non-payment of principal and/or interest on the Notes; and

(c)    acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority (i) the Trustee shall not be required to take any further directions from Holders under Section 5.12 of the Base Indenture and (ii) none of the Base Indenture or this Supplemental Indenture shall impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

SECTION 4.03.    Event of Default and Default. The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Notes shall not constitute an Event of Default or a Default.

SECTION 4.04.    Supplemental Indentures. In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Company and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Notes, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

SECTION 4.05.    DTC.

(a)    Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Notes, the Company shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power. The Company shall also deliver a copy of such notice to the Trustee for information purposes.

(b)    By purchasing the Notes, each Holder (which, for these purposes, includes each beneficial owner of the Notes) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds such Notes to take any and all necessary action, if required, to implement the exercise of any UK Bail-in Power with respect to the Notes of any series as it may be imposed, without any further action or direction on the part of such Holder, the Trustee or the Agent.

SECTION 4.06.    Outstanding Notes. Notwithstanding Section 4.02 of this Supplemental Indenture, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Notes remain outstanding, then the Trustee’s duties under the Indenture shall remain applicable with respect to the Notes following such completion to the extent the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon in the event the Notes remain outstanding following the completion of the exercise of the UK Bail-in Power.

SECTION 4.07.    Records Adjustment. Upon receipt of any notice given pursuant to the Indenture, to the extent applicable, the Company, the Trustee and the Agent shall adjust their records to reflect any cancellation or deemed cancellation of any interest and any changes to the aggregate principal amount of the Notes then Outstanding, including due to any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

ARTICLE 5

MISCELLANEOUS

SECTION 5.01.    Effect of this Supplemental Indenture; Ratification and Integral Part. This Supplemental Indenture shall become effective upon its execution and delivery.

Except as hereby expressly amended with respect to the Notes only, the Base Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof (including any prior amendments thereto) shall be and remain in full force and effect. This Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

SECTION 5.02.    Priority. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, with respect to the Notes and as otherwise provided herein and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

SECTION 5.03.    Successors and Assigns. All covenants and agreements in the Base Indenture, as supplemented and amended by this Supplemental Indenture, by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 5.04.    Subsequent Holders’ Agreement. Any Holder (which, for these purposes, includes each beneficial owner of any series of Notes) that acquires the Notes in the secondary market and any successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of any Holder or beneficial owner of the Notes shall be deemed to acknowledge, accept, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or beneficial owners of the Notes that acquire the Notes upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Notes related to the UK Bail-in Power and the limited remedies available under the Indenture and the Notes for a non-payment of principal and/or interest on the Notes.

SECTION 5.05.    Compliance. The Agent shall be entitled to take any action or to refuse to take any action which the Agent regards as necessary for the Agent to comply with any applicable law, regulation or fiscal requirement, court order, or the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system.

SECTION 5.06.    Governing Law. This Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York, except that the authorization and execution by the Company of this Supplemental Indenture, Article Twelve of the Base Indenture and the corresponding provisions in the Notes shall be governed by, and construed in accordance with, the laws of England and Wales.

SECTION 5.07.    Counterparts. This Supplemental Indenture may be executed manually, by facsimile or by electronic signature in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 5.08.    Entire Agreement. This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the Notes and the amendments to the Base Indenture set forth herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first stated above.

HSBC HOLDINGS PLC, as Issuer

By:	/s/ Carlo Pellerani
Name:	Carlo Pellerani
Title:	Group Treasurer

THE BANK OF NEW YORK MELLON, LONDON BRANCH, as Trustee

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Authorised Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar

By:	/s/ Deirdra N. Ross
Name:	Deirdra N. Ross
Title:	Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A

FORM OF 7.35% 2032 GLOBAL SECURITY

CUSIP No. 404280 DJ5

ISIN No. US404280DJ50

No. [●]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES): (A) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY: (X) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY IN RELATION TO ANY DEBT SECURITIES THAT (WITHOUT LIMITATION) MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY DATE OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (Y) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY; AND (B) CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER AS IT MAY BE IMPOSED WITHOUT ANY PRIOR NOTICE BY THE RELEVANT UK RESOLUTION AUTHORITY OF ITS DECISION TO EXERCISE SUCH POWER WITH RESPECT TO THE DEBT SECURITIES.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE DEBT SECURITIES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE DEBT SECURITIES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

7.35% SUBORDINATED NOTES DUE 2032

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on November 27, 2032 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from (and including) May 27, 2022 or the most recent Interest Payment Date on which interest has been paid or duly provided for to (but excluding) November 27, 2032, semi-annually in arrear on May 27 and November 27 of each year (each such date, an “Interest Payment Date”), beginning on November 27, 2022, at a rate of 7.35% per annum.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction (collectively, “FATCA”).

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Company shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

By:

HSBC Holdings plc,
as Issuer

Dated: ,

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:

Dated: ,

The Bank of New York Mellon, London Branch,
as Trustee

REVERSE OF GLOBAL SECURITY

US$[•]

7.35% SUBORDINATED NOTES DUE 2032

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as amended or supplemented from time to time, by and between the Issuer and the Trustee (together, the “Base Indenture”), as amended and supplemented by a Supplemental Indenture dated as of September 16, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Trustee and HSBC Bank USA, National Association, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar (the “Agent,” which term includes any successor Registrar or Paying Agent), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders shall, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a Redemption Price equal to the principal amount thereof (or premium, if any), together with accrued but unpaid interest, if any, to the date fixed for redemption (a “Tax Event Redemption”), if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any), interest or missed payment the Issuer has or will or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities; provided, however, that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts, were a payment in respect of the Debt Securities then due.

Notwithstanding anything to the contrary in the Indenture or the Debt Securities, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture (i) if the Issuer has obtained the Relevant Supervisory Consent, (ii) prior to the fifth anniversary of September 16, 2022 (the “Issue Date”), if the Applicable Rules so oblige, the Issuer has demonstrated to the satisfaction of the Relevant Regulator that (x) pursuant to a Tax Event Redemption, the relevant tax event is a change in the applicable tax treatment of the Debt Securities which is material and was not reasonably foreseeable on the Issue Date or (y) the Issuer has (or will have), before or at the same time as such redemption or repurchase, replaced the Debt Securities with own funds instruments of equal or higher quality at terms that are sustainable for the Issuer’s income capacity, and the Relevant Regulator has permitted such action on the basis of the determination that it would be beneficial from a prudential point of view and justified by exceptional circumstances, and/or (iii) the Issuer has complied with any alternative or additional pre-conditions to redemption or repurchase, as applicable, set out in the Applicable Rules.

“Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.

“Banking Act” means the UK Banking Act 2009, as amended.

“EUWA” means the European Union (Withdrawal) Act 2018, as amended.

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Supervisory Consent” means, in relation to any redemption or repurchase of the Debt Securities, any required permission of the Relevant Regulator applicable to the Issuer. For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital pursuant to the Applicable Rules, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission.

“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as it forms part of domestic law in the UK by virtue of the EUWA;

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) the making or entry of any order by an English court which is not successfully appealed within 30 days after the date such order was made or entered for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) the valid adoption by the shareholders of the Issuer of any effective resolution for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal of (or premium, if any, on) the Debt Securities at maturity, and such default continues for seven days; or (ii) failure to pay any interest on the Debt Securities, and such default continues for 14 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Legislation” means Part I of the Banking Act and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail- in Power.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by: (x) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity Date or amendment of the amount of interest payable on the Debt Securities, or the Interest Payment Dates, including by suspending payment for a temporary period; and (y) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority; and (b) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Notes.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (b) to the extent permitted by the

Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (ii) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.12 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (c) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

It is the parties’ intention that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Base Indenture shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) Article Twelve of the Base Indenture (and the corresponding provisions in the Debt Securities) and (ii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE A

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE B

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/ or converted	Remaining principal amount following reduction, cancellation and/or conversion

EXHIBIT B

FORM OF 7.625% 2032 GLOBAL SECURITY

CUSIP No. 404280 DK2

ISIN No. US404280DK24

No. [•]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES): (A) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY: (X) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY IN RELATION TO ANY DEBT SECURITIES THAT (WITHOUT LIMITATION) MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY DATE OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (Y) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY; AND (B) CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER AS IT MAY BE IMPOSED WITHOUT ANY PRIOR NOTICE BY THE RELEVANT UK RESOLUTION AUTHORITY OF ITS DECISION TO EXERCISE SUCH POWER WITH RESPECT TO THE DEBT SECURITIES.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE DEBT SECURITIES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE DEBT SECURITIES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

7.625% SUBORDINATED NOTES DUE 2032

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on May 17, 2032 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from (and including) May 17, 2022 or the most recent Interest Payment Date on which interest has been paid or duly provided for to (but excluding) May 17, 2032, semi-annually in arrear on May 17 and November 17 of each year (each such date, an “Interest Payment Date”), beginning on November 17, 2022, at a rate of 7.625% per annum.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction (collectively, “FATCA”).

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Company shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

By:

HSBC Holdings plc, as Issuer

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:

Dated:

The Bank of New York Mellon, London Branch, as Trustee

REVERSE OF GLOBAL SECURITY

US$[•]

7.625% SUBORDINATED NOTES DUE 2032

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as amended or supplemented from time to time, by and between the Issuer and the Trustee (together, the “Base Indenture”), as amended and supplemented by a Supplemental Indenture dated as of September 16, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Trustee and HSBC Bank USA, National Association, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar (the “Agent,” which term includes any successor Registrar or Paying Agent), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders shall, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a Redemption Price equal to the principal amount thereof (or premium, if any), together with accrued but unpaid interest, if any, to the date fixed for redemption (a “Tax Event Redemption”), if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any), interest or missed payment the Issuer has or will or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities; provided, however, that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts, were a payment in respect of the Debt Securities then due.

Notwithstanding anything to the contrary in the Indenture or the Debt Securities, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture (i) if the Issuer has obtained the Relevant Supervisory Consent, (ii) prior to the fifth anniversary of September 16, 2022 (the “Issue Date”), if the Applicable Rules so oblige, the Issuer has demonstrated to the satisfaction of the Relevant Regulator that (x) pursuant to a Tax Event Redemption, the relevant tax event is a change in the applicable tax treatment of the Debt Securities which is material and was not reasonably foreseeable on the Issue Date or (y) the Issuer has (or will have), before or at the same time as such redemption or repurchase, replaced the Debt Securities with own funds instruments of equal or higher quality at terms that are sustainable for the Issuer’s income capacity, and the Relevant Regulator has permitted such action on the basis of the determination that it would be beneficial from a prudential point of view and justified by exceptional circumstances, and/or (iii) the Issuer has complied with any alternative or additional pre-conditions to redemption or repurchase, as applicable, set out in the Applicable Rules.

“Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.

“Banking Act” means the UK Banking Act 2009, as amended.

“EUWA” means the European Union (Withdrawal) Act 2018, as amended.

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Supervisory Consent” means, in relation to any redemption or repurchase of the Debt Securities, any required permission of the Relevant Regulator applicable to the Issuer. For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital pursuant to the Applicable Rules, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission.

“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as it forms part of domestic law in the UK by virtue of the EUWA;

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) the making or entry of any order by an English court which is not successfully appealed within 30 days after the date such order was made or entered for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) the valid adoption by the shareholders of the Issuer of any effective resolution for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal of (or premium, if any, on) the Debt Securities at maturity, and such default continues for seven days; or (ii) failure to pay any interest on the Debt Securities, and such default continues for 14 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Legislation” means Part I of the Banking Act and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail- in Power.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by: (x) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity Date or amendment of the amount of interest payable on the Debt Securities, or the Interest Payment Dates, including by suspending payment for a temporary period; and (y) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority; and (b) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Notes.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (b) to the extent permitted by the

Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (ii) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.12 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (c) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

It is the parties’ intention that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Base Indenture shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) Article Twelve of the Base Indenture (and the corresponding provisions in the Debt Securities) and (ii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE C

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE D

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/ or converted	Remaining principal amount following reduction, cancellation and/or conversion

EXHIBIT C

FORM OF 6.5% 2036 GLOBAL SECURITY

CUSIP No. 404280 DL0

ISIN No. US404280DL07

No. [•]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES): (A) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY: (X) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY IN RELATION TO ANY DEBT SECURITIES THAT (WITHOUT LIMITATION) MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY DATE OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (Y) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY; AND (B) CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER AS IT MAY BE IMPOSED WITHOUT ANY PRIOR NOTICE BY THE RELEVANT UK RESOLUTION AUTHORITY OF ITS DECISION TO EXERCISE SUCH POWER WITH RESPECT TO THE DEBT SECURITIES.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE DEBT SECURITIES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE DEBT SECURITIES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

6.5% SUBORDINATED NOTES DUE 2036

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on May 2, 2036 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from (and including) May 2, 2022 or the most recent Interest Payment Date on which interest has been paid or duly provided for to (but excluding) May 2, 2036, semi-annually in arrear on May 2 and November 2 of each year (each such date, an “Interest Payment Date”), beginning on November 2, 2022, at a rate of 6.5% per annum.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction (collectively, “FATCA”).

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Company shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

By:

HSBC Holdings plc, as Issuer

Dated:             ,

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:

Dated: ,

The Bank of New York Mellon, London Branch, as Trustee

REVERSE OF GLOBAL SECURITY

US$[•]

6.5% SUBORDINATED NOTES DUE 2036

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as amended or supplemented from time to time, by and between the Issuer and the Trustee (together, the “Base Indenture”), as amended and supplemented by a Supplemental Indenture dated as of September 16, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Trustee and HSBC Bank USA, National Association, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar (the “Agent,” which term includes any successor Registrar or Paying Agent), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders shall, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a Redemption Price equal to the principal amount thereof (or premium, if any), together with accrued but unpaid interest, if any, to the date fixed for redemption (a “Tax Event Redemption”), if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any), interest or missed payment the Issuer has or will or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities; provided, however, that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts, were a payment in respect of the Debt Securities then due.

Notwithstanding anything to the contrary in the Indenture or the Debt Securities, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture (i) if the Issuer has obtained the Relevant Supervisory Consent, (ii) prior to the fifth anniversary of September 16, 2022 (the “Issue Date”), if the Applicable Rules so oblige, the Issuer has demonstrated to the satisfaction of the Relevant Regulator that (x) pursuant to a Tax Event Redemption, the relevant tax event is a change in the applicable tax treatment of the Debt Securities which is material and was not reasonably foreseeable on the Issue Date or (y) the Issuer has (or will have), before or at the same time as such redemption or repurchase, replaced the Debt Securities with own funds instruments of equal or higher quality at terms that are sustainable for the Issuer’s income capacity, and the Relevant Regulator has permitted such action on the basis of the determination that it would be beneficial from a prudential point of view and justified by exceptional circumstances, and/or (iii) the Issuer has complied with any alternative or additional pre-conditions to redemption or repurchase, as applicable, set out in the Applicable Rules.

“Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.

“Banking Act” means the UK Banking Act 2009, as amended.

“EUWA” means the European Union (Withdrawal) Act 2018, as amended.

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Supervisory Consent” means, in relation to any redemption or repurchase of the Debt Securities, any required permission of the Relevant Regulator applicable to the Issuer. For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital pursuant to the Applicable Rules, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission.

“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as it forms part of domestic law in the UK by virtue of the EUWA;

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) the making or entry of any order by an English court which is not successfully appealed within 30 days after the date such order was made or entered for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) the valid adoption by the shareholders of the Issuer of any effective resolution for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal of (or premium, if any, on) the Debt Securities at maturity, and such default continues for seven days; or (ii) failure to pay any interest on the Debt Securities, and such default continues for 14 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Legislation” means Part I of the Banking Act and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail- in Power.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by: (x) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity Date or amendment of the amount of interest payable on the Debt Securities, or the Interest Payment Dates, including by suspending payment for a temporary period; and (y) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority; and (b) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Notes.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (b) to the extent permitted by the

Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (ii) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.12 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (c) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

It is the parties’ intention that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Base Indenture shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) Article Twelve of the Base Indenture (and the corresponding provisions in the Debt Securities) and (ii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE E

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE F

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/ or converted	Remaining principal amount following reduction, cancellation and/or conversion

EXHIBIT D

FORM OF 6.5% 2037 GLOBAL SECURITY

CUSIP No. 404280 DM8

ISIN No. US404280DM89

No. [•]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES): (A) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY: (X) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY IN RELATION TO ANY DEBT SECURITIES THAT (WITHOUT LIMITATION) MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY DATE OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (Y) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY; AND (B) CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER AS IT MAY BE IMPOSED WITHOUT ANY PRIOR NOTICE BY THE RELEVANT UK RESOLUTION AUTHORITY OF ITS DECISION TO EXERCISE SUCH POWER WITH RESPECT TO THE DEBT SECURITIES.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE DEBT SECURITIES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE DEBT SECURITIES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

6.5% SUBORDINATED NOTES DUE 2037

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on September 15, 2037 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from (and including) September 15, 2022 or the most recent Interest Payment Date on which interest has been paid or duly provided for to (but excluding) September 15, 2037, semi-annually in arrear on March 15 and September 15 of each year (each such date, an “Interest Payment Date”), beginning on March 15, 2023, at a rate of 6.5% per annum.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction (collectively, “FATCA”).

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Company shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

By:

HSBC Holdings plc, as Issuer

Dated: ,

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:

Dated: ,

The Bank of New York Mellon, London Branch, as Trustee

REVERSE OF GLOBAL SECURITY

US$[•]

6.5% SUBORDINATED NOTES DUE 2037

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as amended or supplemented from time to time, by and between the Issuer and the Trustee (together, the “Base Indenture”), as amended and supplemented by a Supplemental Indenture dated as of September 16, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Trustee and HSBC Bank USA, National Association, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar (the “Agent,” which term includes any successor Registrar or Paying Agent), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders shall, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a Redemption Price equal to the principal amount thereof (or premium, if any), together with accrued but unpaid interest, if any, to the date fixed for redemption (a “Tax Event Redemption”), if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any), interest or missed payment the Issuer has or will or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities; provided, however, that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts, were a payment in respect of the Debt Securities then due.

Notwithstanding anything to the contrary in the Indenture or the Debt Securities, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture (i) if the Issuer has obtained the Relevant Supervisory Consent, (ii) prior to the fifth anniversary of September 16, 2022 (the “Issue Date”), if the Applicable Rules so oblige, the Issuer has demonstrated to the satisfaction of the Relevant Regulator that (x) pursuant to a Tax Event Redemption, the relevant tax event is a change in the applicable tax treatment of the Debt Securities which is material and was not reasonably foreseeable on the Issue Date or (y) the Issuer has (or will have), before or at the same time as such redemption or repurchase, replaced the Debt Securities with own funds instruments of equal or higher quality at terms that are sustainable for the Issuer’s income capacity, and the Relevant Regulator has permitted such action on the basis of the determination that it would be beneficial from a prudential point of view and justified by exceptional circumstances, and/or (iii) the Issuer has complied with any alternative or additional pre-conditions to redemption or repurchase, as applicable, set out in the Applicable Rules.

“Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.

“Banking Act” means the UK Banking Act 2009, as amended.

“EUWA” means the European Union (Withdrawal) Act 2018, as amended.

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Supervisory Consent” means, in relation to any redemption or repurchase of the Debt Securities, any required permission of the Relevant Regulator applicable to the Issuer. For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital pursuant to the Applicable Rules, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission.

“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as it forms part of domestic law in the UK by virtue of the EUWA;

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) the making or entry of any order by an English court which is not successfully appealed within 30 days after the date such order was made or entered for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) the valid adoption by the shareholders of the Issuer of any effective resolution for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal of (or premium, if any, on) the Debt Securities at maturity, and such default continues for seven days; or (ii) failure to pay any interest on the Debt Securities, and such default continues for 14 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Legislation” means Part I of the Banking Act and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail- in Power.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by: (x) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity Date or amendment of the amount of interest payable on the Debt Securities, or the Interest Payment Dates, including by suspending payment for a temporary period; and (y) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority; and (b) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Notes.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (b) to the extent permitted by the

Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (ii) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.12 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (c) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

It is the parties’ intention that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Base Indenture shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) Article Twelve of the Base Indenture (and the corresponding provisions in the Debt Securities) and (ii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE G

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE H

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/ or converted	Remaining principal amount following reduction, cancellation and/or conversion

EXHIBIT E

FORM OF 6.8% 2038 GLOBAL SECURITY

CUSIP No. 404280 DN6

ISIN No. US404280DN62

No. [•]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION OF THE DEBT SECURITIES REPRESENTED BY THIS GLOBAL SECURITY, EACH HOLDER (WHICH, FOR THESE PURPOSES, INCLUDES EACH BENEFICIAL OWNER OF THE DEBT SECURITIES): (A) ACKNOWLEDGES, ACCEPTS, CONSENTS AND AGREES, NOTWITHSTANDING ANY OTHER TERM OF THE DEBT SECURITIES, THE INDENTURE OR ANY OTHER AGREEMENTS, ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE ISSUER AND ANY HOLDER, TO BE BOUND BY: (X) THE EFFECT OF THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY IN RELATION TO ANY DEBT SECURITIES THAT (WITHOUT LIMITATION) MAY INCLUDE AND RESULT IN ANY OF THE FOLLOWING, OR SOME COMBINATION THEREOF: (I) THE REDUCTION OF ALL, OR A PORTION, OF THE AMOUNTS DUE (AS DEFINED ON THE REVERSE OF THIS GLOBAL SECURITY); (II) THE CONVERSION OF ALL, OR A PORTION, OF THE AMOUNTS DUE INTO THE ISSUER’S OR ANOTHER PERSON’S ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS (AND THE ISSUE TO, OR CONFERRAL ON, THE HOLDER OF SUCH ORDINARY SHARES, OTHER SECURITIES OR OTHER OBLIGATIONS), INCLUDING BY MEANS OF AN AMENDMENT, MODIFICATION OR VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE; (III) THE CANCELLATION OF THE DEBT SECURITIES; AND/OR (IV) THE AMENDMENT OR ALTERATION OF THE MATURITY DATE OF THE DEBT SECURITIES OR AMENDMENT OF THE AMOUNT OF INTEREST PAYABLE ON THE DEBT SECURITIES, OR THE INTEREST PAYMENT DATES, INCLUDING BY SUSPENDING PAYMENT FOR A TEMPORARY PERIOD; AND (Y) THE VARIATION OF THE TERMS OF THE DEBT SECURITIES OR THE INDENTURE, IF NECESSARY, TO GIVE EFFECT TO THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY; AND (B) CONSENTS TO THE EXERCISE OF ANY UK BAIL-IN POWER AS IT MAY BE IMPOSED WITHOUT ANY PRIOR NOTICE BY THE RELEVANT UK RESOLUTION AUTHORITY OF ITS DECISION TO EXERCISE SUCH POWER WITH RESPECT TO THE DEBT SECURITIES.

THERE IS NO RIGHT OF ACCELERATION IN THE CASE OF NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES OR OF THE ISSUER’S FAILURE TO PERFORM ANY OF ITS OBLIGATIONS UNDER OR IN RESPECT OF THE DEBT SECURITIES. PAYMENT OF THE PRINCIPAL AMOUNT OF THE DEBT SECURITIES MAY BE ACCELERATED ONLY UPON CERTAIN EVENTS OF A WINDING UP AS SET FORTH IN THE INDENTURE.

GLOBAL SECURITY

HSBC Holdings plc

US$[•]

6.8% SUBORDINATED NOTES DUE 2038

This is a Global Security in respect of a duly authorized issue by HSBC Holdings plc (the “Issuer,” which term includes any successor Person under the Indenture hereinafter referred to) of debt securities, designated as specified in the title hereof, in the aggregate face amount of US$[•] (the “Debt Securities”).

The Issuer, for value received, hereby promises to pay CEDE & CO., or registered assigns on June 1, 2038 (the “Maturity Date”) or on such earlier date as this Global Security may be redeemed, the principal amount hereof and to pay interest on the said principal amount from (and including) June 1, 2022 or the most recent Interest Payment Date on which interest has been paid or duly provided for to (but excluding) June 1, 2038, semi-annually in arrear on June 1 and December 1 of each year (each such date, an “Interest Payment Date”), beginning on December 1, 2022, at a rate of 6.8% per annum.

Interest in respect of this Global Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Global Security (or one or more Predecessor Global Securities) is registered at the close of business on the Regular Record Date for such interest.

Payment of interest, if any, in respect of this Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date.

Any interest in respect of this Global Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holders thereof on the relevant Regular Record Date by virtue of their having been such Holders; and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

(1)

The Issuer may elect to make payment of such Defaulted Interest to the Persons in whose names this Global Security (or its respective Predecessor Global Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the manner provided for in the Indenture.

(2)

The Issuer may make payment of any Defaulted Interest on this Global Security in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Global Security may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives in any jurisdiction, but without prejudice to the “Additional Amounts” provisions below. For the purposes of the preceding sentence, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to (i) sections 1471 to 1474 of the Code or any associated regulations or other official guidance; (ii) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of clause (i); or (iii) any agreement pursuant to the implementation of clauses (i) or (ii) with the U.S. Internal Revenue Service, the U.S. government or any governmental or taxation authority in any other jurisdiction (collectively, “FATCA”).

All payments made under or with respect to this Global Security shall be paid by the Issuer, without deduction or withholding for, or on account of, any and all present and future taxes, levies, imposts, duties, charges, fees, deductions or withholdings whatsoever imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or taxing authority thereof or therein having the power to tax (each, a “Taxing Jurisdiction”), unless required by law. If such deduction or withholding shall at any time be required by the law of the Taxing Jurisdiction, the Issuer shall pay such additional amounts in respect of payments of interest only (and not principal) on this Global Security (“Additional Amounts”) as may be necessary so that the net amounts (including Additional Amounts) paid to the Holders, after such deduction or withholding, will be equal to the respective amounts of interest which the Holders would have been entitled to receive in respect of this Global Security in the absence of such deduction or withholding; provided that the foregoing shall not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which: (i) would not be payable or due but for the fact that the Holder or the beneficial owner of this Global Security is domiciled in, or is a national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of this Global Security, or the collection of interest payments on, or the enforcement of, this Global Security; (ii) would not be payable or due but for the fact that this Global Security (x) is presented for payment in the Taxing Jurisdiction or (y) is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period; (iii) would not have been imposed if presentation for payment of this Global Security had been made to a paying agent other than the paying agent to which the presentation was made; (iv) is imposed in respect of a Holder that is not the sole beneficial owner of the interest, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (v) is imposed because of the failure to comply by the Holder or the beneficial owner of this Global Security or the beneficial owner of any payment on this Global Security with a request from the Issuer addressed to the Holder or the beneficial owner, including a written request from the Issuer related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a taxing jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vi) is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) is imposed in respect of any combination of the above items.

For the avoidance of doubt, all payments in respect of this Global Security shall be made subject to any withholding or deduction required pursuant to FATCA, and the Company shall not be required to pay any Additional Amounts on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Global Security there is mentioned, in any context, the payment of any interest on, or in respect of, any Debt Security or the net proceeds received on the sale or exchange of any Debt Security, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Upon any exchange of a portion of this Global Security for a definitive Debt Security, the portion of the principal amount hereof so exchanged shall be endorsed by the Registrar on Schedule A hereto. The principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for the purposes hereof have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

By:

HSBC Holdings plc, as Issuer

Dated: ,

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

By:

Dated: ,

The Bank of New York Mellon, London Branch, as Trustee

REVERSE OF GLOBAL SECURITY

US$[•]

6.8% SUBORDINATED NOTES DUE 2038

This Global Security is one of a duly authorized issue of Debt Securities issued and to be issued in one or more series under and governed by an Indenture dated as of December 10, 2002, between the Issuer and The Bank of New York Mellon, London Branch, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), as amended or supplemented from time to time, by and between the Issuer and the Trustee (together, the “Base Indenture”), as amended and supplemented by a Supplemental Indenture dated as of September 16, 2022 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Issuer, the Trustee and HSBC Bank USA, National Association, as Paying Agent, Authenticating Agent, Issuing Agent and Registrar (the “Agent,” which term includes any successor Registrar or Paying Agent), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee, the Holders and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

The rights of Holders shall, in the event of the winding up of the Issuer, to the extent more fully set out in the Indenture, be subordinated and subject in right of payment to the prior payment in full of all claims of creditors of the Issuer except creditors in respect of any liability of the Issuer however arising for the payment of money, the right to payment of which by the Issuer by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Issuer to the claims of all or any of the creditors of the Issuer, and creditors in respect of debt securities with no maturity issued pursuant to a separate indenture between the Issuer and a trustee.

Under the terms of the Indenture, the Debt Securities may be redeemed, as a whole but not in part, at the option of the Issuer, on not less than 30 nor more than 60 days’ notice, at any time at a Redemption Price equal to the principal amount thereof (or premium, if any), together with accrued but unpaid interest, if any, to the date fixed for redemption (a “Tax Event Redemption”), if, at any time, the Issuer determines that:

(i) in making payment under the Debt Securities in respect of principal (or premium, if any), interest or missed payment the Issuer has or will or would become obligated to pay Additional Amounts as provided in the Indenture and in this Global Security provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities; or

(ii) the payment of interest in respect of the Debt Securities has become or will or would be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or reenactment thereof for the time being) as a result of a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws, including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities; provided, however, that, in the case of (i) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts, were a payment in respect of the Debt Securities then due.

Notwithstanding anything to the contrary in the Indenture or the Debt Securities, the Issuer may only redeem or repurchase the Debt Securities prior to the Maturity Date pursuant to the Indenture (i) if the Issuer has obtained the Relevant Supervisory Consent, (ii) prior to the fifth anniversary of September 16, 2022 (the “Issue Date”), if the Applicable Rules so oblige, the Issuer has demonstrated to the satisfaction of the Relevant Regulator that (x) pursuant to a Tax Event Redemption, the relevant tax event is a change in the applicable tax treatment of the Debt Securities which is material and was not reasonably foreseeable on the Issue Date or (y) the Issuer has (or will have), before or at the same time as such redemption or repurchase, replaced the Debt Securities with own funds instruments of equal or higher quality at terms that are sustainable for the Issuer’s income capacity, and the Relevant Regulator has permitted such action on the basis of the determination that it would be beneficial from a prudential point of view and justified by exceptional circumstances, and/or (iii) the Issuer has complied with any alternative or additional pre-conditions to redemption or repurchase, as applicable, set out in the Applicable Rules.

“Applicable Rules” means, at any time, the laws, regulations, requirements, guidelines and policies relating to capital adequacy (including, without limitation, as to leverage) then in effect in the United Kingdom including, without limitation to the generality of the foregoing, the UK CRR, the Banking Act and any regulations, requirements, guidelines and policies relating to capital adequacy adopted by the Relevant Regulator from time to time (whether or not such requirements, guidelines or policies are applied generally or specifically to the Issuer or to the Issuer and any of its holding or subsidiary companies or any subsidiary of any such holding company), in each case as amended, supplemented or replaced from time to time.

“Banking Act” means the UK Banking Act 2009, as amended.

“EUWA” means the European Union (Withdrawal) Act 2018, as amended.

“PRA” means the UK Prudential Regulation Authority or any successor entity.

“Relevant Regulator” means the PRA or any successor entity or other entity primarily responsible for the prudential supervision of the Issuer.

“Relevant Supervisory Consent” means, in relation to any redemption or repurchase of the Debt Securities, any required permission of the Relevant Regulator applicable to the Issuer. For the avoidance of doubt, Relevant Supervisory Consent will not be required if either (i) none of the Debt Securities qualify as part of the Issuer’s regulatory capital pursuant to the Applicable Rules, (ii) the relevant Debt Securities are repurchased for market-making purposes in accordance with any permission given by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission or (iii) the relevant Debt Securities are being redeemed or repurchased pursuant to any general prior permission granted by the Relevant Regulator pursuant to the Applicable Rules within the limits prescribed in such permission.

“UK CRR” means Regulation (EU) No. 575/2013 on prudential requirements for credit institutions and investment firms of the European Parliament and of the Council of 26 June 2013, as it forms part of domestic law in the UK by virtue of the EUWA;

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of all of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture and this Global Security. The Indenture provides that in certain circumstances such declaration and its consequences may be rescinded and annulled by the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series. If a Default with respect to Debt Securities of this series occurs and is continuing, the Trustee may pursue certain remedies as set forth in the Indenture. The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of this series may on behalf of all Holders waive any past Event of Default or any Default under the Indenture or the Debt Securities and its consequences except a default (i) in the payment of principal of or any installment of interest on any of the Debt Securities or (ii) in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the Holder of this Debt Security, and any such consent or waiver shall bind every future Holder of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security or such other Debt Securities.

An “Event of Default” with respect to the Debt Securities means any one of the following events: (i) the making or entry of any order by an English court which is not successfully appealed within 30 days after the date such order was made or entered for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency; or (ii) the valid adoption by the shareholders of the Issuer of any effective resolution for the winding up of the Issuer other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

A “Default” with respect to the Debt Securities means any one of the following events: (i) failure to pay principal of (or premium, if any, on) the Debt Securities at maturity, and such default continues for seven days; or (ii) failure to pay any interest on the Debt Securities, and such default continues for 14 days.

If a Default occurs, the Trustee may institute proceedings in England (but not elsewhere) for the Issuer’s winding up; provided that the Trustee may not, upon the occurrence of a Default, accelerate the maturity of any Debt Securities then Outstanding, unless an Event of Default has occurred and is continuing.

The Indenture contains provisions permitting the Issuer and the Trustee (i) without the consent of the Holders of any Debt Securities issued under the Indenture to execute one or more supplemental indentures for certain enumerated purposes, such as to cure any ambiguity or to secure the Debt Securities, and (ii) with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series of Debt Securities affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Holders under the Indenture; provided that, with respect to certain enumerated provisions, no such supplemental indenture may be entered into without the consent of the Holder of each Outstanding Debt Security affected thereby. The Indenture also permits the Holders of at least a majority in aggregate principal amount of the Outstanding Debt Securities of each series to be affected, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Issuer with certain restrictive provisions of the Indenture. Any such consent or waiver by the Holder of this Global Security shall bind every future Holder of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security or such other Global Securities.

Subject to the terms of the Indenture, the Depositary may surrender this Global Security or any portion hereof in exchange, in whole or in part, for definitive Debt Securities, of this series in registered form and the Registrar, acting on behalf of the Issuer, shall authenticate and deliver in exchange for this Global Security or the portions thereof to be exchanged, an equal aggregate face amount of definitive Debt Securities (duly countersigned) in the numbers and in the names advised by the Depositary.

No repayment or payment of Amounts Due shall become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such amounts have been reduced, converted, cancelled, amended or altered as a result of such exercise.

The exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not constitute an Event of Default or a Default.

“Amounts Due” means the principal amount of, and any accrued but unpaid interest, including any Additional Amounts, on, the Debt Securities. References to such amounts will include amounts that have become due and payable, but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

“UK Bail-in Legislation” means Part I of the Banking Act and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, write down, transfer, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant UK Resolution Authority” means any authority with the ability to exercise a UK Bail- in Power.

By its acquisition of the Debt Securities represented by this Global Security, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges, accepts, consents and agrees, notwithstanding any other term of the Debt Securities, the Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder, to be bound by: (x) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due into the Issuer’s or another Person’s ordinary shares, other securities or other obligations (and the issue to, or conferral on, the Holder of such ordinary shares, other securities or other obligations), including by means of an amendment, modification or variation of the terms of the Debt Securities or the Indenture; (iii) the cancellation of the Debt Securities; and/or (iv) the amendment or alteration of the Maturity Date or amendment of the amount of interest payable on the Debt Securities, or the Interest Payment Dates, including by suspending payment for a temporary period; and (y) the variation of the terms of the Debt Securities or the Indenture, if necessary, to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority; and (b) consents to the exercise of any UK Bail-in Power as it may be imposed without any prior notice by the Relevant UK Resolution Authority of its decision to exercise such power with respect to the Notes.

By its acquisition of the Debt Securities, each Holder (which, for these purposes, includes each beneficial owner of the Debt Securities): (a) acknowledges and agrees that the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities shall not give rise to a Default or Event of Default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; (b) to the extent permitted by the

Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of (i) the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities or (ii) the limited remedies available under the Indenture and the Debt Securities for a non-payment of principal and/or interest on the Debt Securities; and (c) acknowledges and agrees that, upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, the Trustee shall not be required to take any further directions from Holders under Section 5.12 (Control by Holders of Debt Securities) of the Base Indenture; and that the Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clause (c) of the immediately preceding paragraph, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Debt Securities remain outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Debt Securities), then the Trustee’s duties under the Indenture shall remain applicable with respect to the Debt Securities following such completion to the extent that the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Indenture; provided, however, that notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, there shall at all times be a Trustee hereunder pursuant to, and in accordance with, Section 6.09 of the Base Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor trustee shall continue to be governed by Sections 6.10 and 6.11 of the Base Indenture, respectively, including to the extent no additional supplemental indenture or amendment to the Indenture is agreed upon pursuant to the Indenture in the event the Debt Securities remain outstanding following the completion of the exercise of the UK Bail-in Power.

In addition to the right to enter into supplemental indentures pursuant to Sections 9.01 and 9.02 of the Base Indenture, the Issuer and the Trustee may enter into one or more indentures supplemental to the Indenture to modify and amend the terms of the Indenture or the Debt Securities, without the further consent of any Holders, to the extent necessary to give effect to the exercise by the Relevant UK Resolution Authority of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Debt Securities, the Issuer shall provide a written notice to the Holders through DTC as soon as practicable regarding such exercise of the UK Bail-in Power for purposes of notifying Holders and beneficial owners of the Debt Securities of such occurrence. The Issuer shall also deliver a copy of such notice to the Trustee for information purposes.

It is the parties’ intention that the Issuer’s obligations to indemnify the Trustee in accordance with Section 6.07 of the Base Indenture shall survive any exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Upon the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority that results in the reduction or cancellation of all, or a portion, of the principal amount of this Global Security and/or the conversion of all, or a portion, of the principal amount of this Global Security into shares or other securities or other obligations of the Issuer or another person, the portion of the principal amount hereof so reduced, cancelled and/or converted shall be endorsed by the Registrar on Schedule B hereto. The principal amount hereof shall be reduced for all purposes by the amount so reduced, cancelled and/or converted.

To the fullest extent permitted by law, the Holders and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of the Debt Securities, by their acceptance of the Debt Securities, shall be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have.

ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES THAT ACQUIRES THE DEBT SECURITIES IN THE SECONDARY MARKET AND ANY SUCCESSORS, ASSIGNS, HEIRS, EXECUTORS, ADMINISTRATORS, TRUSTEES IN BANKRUPTCY AND LEGAL REPRESENTATIVES OF ANY HOLDER OR BENEFICIAL OWNER OF THE DEBT SECURITIES SHALL BE DEEMED TO ACKNOWLEDGE, AGREE TO BE BOUND BY AND CONSENT TO THE SAME PROVISIONS SPECIFIED HEREIN TO THE SAME EXTENT AS THE HOLDERS OR BENEFICIAL OWNERS OF THE DEBT SECURITIES THAT ACQUIRE THE DEBT SECURITIES UPON THEIR INITIAL ISSUANCE, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND BY AND CONSENT TO THE TERMS OF THE DEBT SECURITIES RELATED TO THE UK BAIL-IN POWER AND THE LIMITED REMEDIES AVAILABLE UNDER THE INDENTURE AND THE DEBT SECURITIES FOR A NON-PAYMENT OF PRINCIPAL AND/OR INTEREST ON THE DEBT SECURITIES.

The Indenture and the Debt Securities may be amended and modified as provided in the Indenture.

All terms used in this Global Security and not otherwise defined shall have the meanings ascribed to them in the Indenture.

The Supplemental Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of the State of New York, except that (i) Article Twelve of the Base Indenture (and the corresponding provisions in the Debt Securities) and (ii) the authorization and execution by the Issuer of the Indenture and the Debt Securities shall be governed by, and construed in accordance with, the laws of England and Wales.

SCHEDULE I

EXCHANGES FOR DEFINITIVE DEBT SECURITIES

The following exchanges of parts of this Global Security for Definitive Debt Securities have been made:

Date Made	Principal amount exchanged for Definitive Debt Securities	Remaining principal amount following such exchange

SCHEDULE J

REDUCTION, CANCELLATION OR CONVERSION OF DEBT SECURITIES UPON THE EXERCISE OF ANY UK BAIL-IN POWER BY THE RELEVANT UK RESOLUTION AUTHORITY

Date made	Principal amount reduced, cancelled and/ or converted	Remaining principal amount following reduction, cancellation and/or conversion